UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                              DCH TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26957
                                    ---------
                            (Commission File Number)

             Delaware                                    84-1349374
             --------                                    ----------
   (State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)

                  24832 Avenue Rockefeller, Valencia, CA 91355
                  --------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (661) 775-8120
                                                           --------------



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ITEMS 1 THROUGH 4 AND 6 THROUGH 9 ARE NOT APPLICABLE.

ITEM 5.     OTHER EVENTS.

     DCH Technology, Inc. announced today that its common stock is no longer listed on the American Stock Exchange, pursuant to a letter from the Exchange of July 23, 2002 advising that the Exchange had determined that DCH no longer met certain financial requirements for continued listing.

     Effective August 14, 2002, the Company's stock will trade on the Over the Counter Bulletin Board under the symbol "DCHT"

     Persons seeking more information should contact Investor Relations at DCH Technology (661) 775 8120.

     Safe Harbor: This Current Report on Form 8-K includes statements that are considered "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect DCH Technology's current views about future events and performance. Investors should not rely on these statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from expectations. These factors include, but are not limited to, the ability of DCH to maintain the requirements for trading on the OTCBB, other governmental regulations, and other factors detailed in DCH Technology's filings with the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         DCH TECHNOLOGY, INC.

Date:  August 15, 2002                   By:  /s/  John Donohue
                                              ---------------------
                                              John Donohue,
                                              President and CEO


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